UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

ANNUAL REPORT
December 31, 2015

Table of Contents

A Message to our Shareholders	1

Sector Allocation	6

Historical Performance	7

Schedule of Investments	9

Schedule of Forward Foreign Currency Exchange Contracts	14

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	35

Expense Example	36

Approval of Investment Advisory Agreement	38

Trustees and Executive Officers	41

Additional Information	44

Privacy Notice	46

Muzinich Credit Opportunities Fund

Dear Investors:

The Muzinich Credit Opportunities Fund (the “Fund”) finished the fiscal year ended December 31, 2015 with net assets of $156,167,487, and a net annual return of +1.48% for the Supra Institutional Class.  This compares favorably with the -0.55% annual decline of the Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00), which is the Fund’s primary benchmark.

Market

US high yield and investment grade corporate bonds and high quality government bonds including US Treasuries1, UK Gilts2, and the German Bund3 (all 7-10 year government indices from Bank of America Merrill Lynch) declined in the fourth quarter, bringing a challenging second half of 2015 to a close.  European corporate credit—buoyed by the European Central Bank’s (“ECB’s”) quantitative easing (“QE”) program—outperformed, delivering positive returns throughout the rating spectrum.  December, however, brought a convergence of bad news to global risk assets and higher-quality assets alike, making many investors happy to say goodbye to a difficult 2015.

Global fixed income and equity markets declined across the board in December.  The month’s volatility, which magnified many of the year’s second half trends, was largely in our view a function of rapid changes in risk-off/risk-on market sentiment coupled with the historically slow December trading period.  In the first half of December, the US high yield market came under pressure in the wake of the demise of the Third Avenue Focused Credit Fund, a highly speculative fund faced with redemptions.  The Third Avenue Fund consisted of a highly concentrated portfolio of liquidity challenged, highly speculative securities.  The energy sub-segment of the market came under further pressure after OPEC announced a continuation of their “lower-for-longer” strategy.  On December 16th, the Federal Reserve (“Fed”) continued on its path of policy normalization and announced an increase in the Fed funds rate.  Although the Fed may have ended their zero interest rate policy (ZIRP), it stated clearly that future rate hikes will be gradual.  In Europe, despite poor December returns, high yield bonds managed to eke out positive returns for the year, although investment grade credit declined.  In December, the ECB disappointed by increasing the size of QE less than was looked for by the markets.  While economic growth in the Eurozone continues to show some momentum and survey indicators are broadly encouraging, inflation data continues to remain
___________

[1]	US Treasuries – Fixed-interest US government debt security with a maturity of more than 10 years.
[2]	UK Gilts – Bonds that are issued by the British government and generally considered low risk.
[3]	German Bund – Bond issued by Germany’s federal government.

Muzinich Credit Opportunities Fund

soft at around 1%.  The refugee crisis in Europe and high immigration to Britain are causing rising concern over the potential outcome of the UK referendum on exiting or staying in the European Union.

We believe the divergence of monetary policy (Fed vs. ECB) will contribute to relative stability of Euro assets relative to US$ assets.  US$ assets, however, are offering higher absolute yields in part to compensate for likely heightened volatility.  Emerging Market (EM) corporates, particularly commodity exporting regions, came under pressure late in the year given general risk-off sentiment and OPEC’s announcement that there would be no reduction in oil production.

Performance Factors

In this environment, the Fund gained modestly over the course of the year as a whole due to our defensive strategy and positioning, even while the broader credit markets declined.  In the first quarter of 2015, the market appeared to be rebounding somewhat with the price of oil, leaving the Fund’s performance lagging.  But increases in the price of oil proved a “head fake” as commodities reversed course and prices began dropping—a trend that accelerated right though December.  Outperformance in December, the quarter, and, in fact, the year, was primarily a result of the Fund’s strong security selection and avoidance of the sectors of credit which experienced the most volatility. Specifically, the Fund underweighted and had better credit selection across troubled commodities, including energy, iron ore, and coal as bonds for energy producers fell on collapsing commodity prices. The Fund benefitted from selling out of these troubled cyclical and focusing instead on more defensive, resilient industries including, for example, healthcare and diversified media. The portfolio also benefitted from its shorter duration positioning, which we have generally kept low, but lowered further in early December.  Our high yield exposure through the back half of the year was on the lower end of the Fund’s historic range (just around one-third of the portfolio) with a focus on higher quality, shorter duration bonds.  At year end, approximately one third of the portfolio was invested in investment grade rated securities with the remaining third in cash and Treasuries.  While we have maintained a cash and Treasury exposure throughout the back half of the year to help dampen volatility, the month end number was inflated by a series of year end subscriptions into the Fund as investors appeared to reallocate their portfolios in preparation for 2016.  We are in the process of putting part of this money to work, but will be careful in adding risk.  From a geographic perspective, we have maintained a little more than three-quarters of the portfolio, including cash and Treasuries, in US holdings (including 2.6% in Canada), and about 13.7% in Europe (including peripheral and Eastern Europe). The portfolio has scattered other global

Muzinich Credit Opportunities Fund

positions.  Emerging market exposure throughout the year has been limited generally to select investment grade opportunities.  We have not been broadly bullish on emerging markets as commodity prices have lagged.

Outlook

Going into January, the portfolio has a yield to worst of 2.88% and a yield to maturity of 3.09% with a duration to worst of 2.26 years—about a half year shorter than at the start of the quarter and nearly a full year shorter than at the start of the year.  While we feel markets may have been over-sold in December, we believe being invested in potentially safer bonds is better for the portfolio yield. The portfolio is well-positioned to add high quality credits when markets begin to stabilize.

2015 was a challenging year for many fixed income investors.  The year was particularly difficult for those who took excessive credit risk or mismanaged sector allocations.  We believe that investors face a unique set of macro challenges in 2016 including, but not limited to, diverging monetary policies, a depressed commodity price environment, a mature credit cycle, liquidity concerns and a variety of geopolitical uncertainties.  While the US Federal Reserve began its much awaited lift-off of rates, interest rates still remain low in the US and especially low in Europe.  Investors will need to take risk – albeit prudent risk – in order to achieve a return in 2016, and we feel that corporate credit affords investors one of the few sources of yield.  The challenge over the coming year will be to invest carefully, as was the case in 2015.  We believe the current environment favors active managers focused on credit assessment and risk management.  We will continue to run the Fund accordingly.

We appreciate the confidence and trust you have placed in Muzinich.

Sincerely,

Michael L. McEachern
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign

Muzinich Credit Opportunities Fund

securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value. The Fund will bear its share of the fees and expenses of investments in underlying funds or ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

The Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no guarantee that the Fund will be perfectly hedged or that the hedging will work as anticipated.

Must be preceded or accompanied by a prospectus.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

Index Definitions:

The Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and eurobond markets. Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

Bank of America Merrill Lynch UK Gilts 7-10 Year Index (G4L0) tracks the performance of GBP denominated sovereign debt publicly issued by the UK government in its domestic market.  Qualifying securities must have at least 18 months to maturity at point of issuance, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of GBP 500 million.

Bank of America Merrill Lynch German Federal Governments 7-10 Year Index (G4D0) tracks the performance of EUR denominated sovereign debt publicly issued by the German government in the German domestic or eurobond market.  Qualifying securities must have at least 18 months to maturity at point of issuance, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of EUR 1 billion.

Glossary:

Yield to Worst – measures the yield of a fixed income holding, such as a bond, measured assuming that a bond issuer will pursue the path with the bond that is most advantageous to itself, even if that is the “worst” outcome for the investor.

Yield to Maturity measures the percentage rate of return paid on a bond, note, or other fixed income security if the investor buys and holds it to its maturity date. The calculation for YTM is based on the coupon rate, length of time to maturity, and market price. It assumes that coupon interest paid over the life of the bond will be reinvested at the same rate.

Muzinich Credit Opportunities Fund

Duration to Worst – measures the sensitivity of a fixed income holding, such as a bond, to changes in interest rates.  The definition assumes that a bond issuer will pursue the path with the bond that is most advantageous to itself, even if that is the “worst” outcome for the investor.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

It is not possible to invest directly in an index.

Muzinich & Co. is a registered investment adviser. The Muzinich Mutual Funds are distributed by Quasar Distributors, LLC.

Muzinich Credit Opportunities Fund

SECTOR ALLOCATION at December 31, 2015 (Unaudited)

Sector Allocation	% of Net Assets

Telecommunications	8.5%
Banking	7.4%
Food/Beverage/Tobacco	6.6%
Energy	4.5%
Cable/Satellite TV	4.4%
Automotive & Auto Parts	4.4%
Healthcare	4.4%
Technology	3.6%
Food & Drug Retail	2.9%
Utilities	1.8%
Super Retail	1.8%
Containers	1.7%
Diversified Financial Services	1.7%
Broadcasting	1.7%
Consumer Products	1.5%
Insurance	1.3%
Leisure	1.2%
Chemicals	1.1%
Transportation Excluding Air/Rail	1.0%
Diversified Media	1.0%
Services	0.8%
Homebuilders/Real Estate	0.8%
Restaurants	0.6%
Metals/Mining	0.4%
Railroads	0.4%
Hotels	0.4%
Paper	0.3%
Cash & Equivalents*	33.8%
Total	100.0%

*	Represents cash, short-term investments and other assets in excess of liabilities.

Muzinich Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $100,000* vs. Bank of America Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

		Since	Ending
Returns for the periods ended		Inception	Value
December 31, 2015	1 Year	(1/3/2013)	(12/31/2015)*
Muzinich Credit Opportunities Fund
(Supra Institutional)	1.48%	4.25%	$113,276

Bank of America Merrill Lynch Global
Corporate & HighYield Index (GI00)	-0.55%	2.55%	$107,761

This chart illustrates the performance of a hypothetical $100,000,000 investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

*	In thousands.

Muzinich Credit Opportunities Fund
HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. Bank of America Merrill Lynch Global
Corporate & High Yield Index (GI00)
(Unaudited)

		Since	Ending
Returns for the periods ended		Inception	Value
December 31, 2015	1 Year	(10/15/2014)	(12/31/2015)
Muzinich Credit Opportunities Fund
(Institutional)	1.41%	1.26%	$1,015,317

Bank of America Merrill Lynch Global
Corporate & High Yield Index (GI00)	-0.55%	-0.39%	$ 995,296

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015

Principal
Amount†		Value
CORPORATE BONDS: 62.6%

Automotive & Auto Parts: 4.4%
	Daimler Finance
	North America
	LLC
1,100,000	2.000%, 8/3/18[1]	$1,093,073
	Ford Motor
	Credit Co. LLC
1,350,000	2.551%, 10/5/18	1,341,297
	General Motors Co.
1,200,000	3.500%, 10/2/18	1,215,048
	General Motors
	Financial Corp.
800,000	4.750%, 8/15/17	829,475
	Schaeffler Holding
	Finance B.V.
EUR 1,425,000	6.875% Cash or
	7.625% PIK,
	8/15/18	1,606,313
	Volkswagen Group
	of America
	Finance LLC
	0.658%,
775,000	11/22/16[1,2]	761,896
		6,847,102

Banking: 7.4%
	Ally Financial, Inc.
750,000	5.500%, 2/15/17	774,375
1,000,000	6.250%, 12/1/17	1,051,250
1,250,000	3.250%, 11/5/18	1,229,688
	Bank of
	America Corp.
1,230,000	2.625%, 10/19/20	1,215,885
900,000	3.875%, 8/1/25	915,434
	Citigroup, Inc.
1,000,000	2.150%, 7/30/18	999,880
1,270,000	2.050%, 12/7/18	1,264,181
	Goldman Sachs
	Group, Inc.
1,000,000	2.750%, 9/15/20	1,000,437
	JPMorgan
	Chase & Co.
1,450,000	2.550%, 10/29/20	1,438,803
790,000	3.900%, 7/15/25	815,060
	Morgan Stanley
800,000	4.000%, 7/23/25	825,450
		11,530,443

Broadcasting: 1.7%
	Entertainment
	One Ltd.
130,000	6.875%, 12/15/22	191,647
	Sirius XM
	Radio, Inc.
2,275,000	5.250%, 8/15/22[1]	2,408,656
		2,600,303

Cable/Satellite TV: 4.4%
	CCO Holdings
	LLC/CCO
	Holdings Capital
	Corp.
500,000	7.000%, 1/15/19	511,250
	CSC Holdings, Inc.
600,000	7.625%, 7/15/18	633,000
	Dollar General Corp.
1,150,000	4.150%, 11/1/25	1,144,707
	EchoStar Corp.
1,000,000	7.125%, 2/1/16	1,003,750
	Harron
	Communications
	LP/Harron Finance
1,350,000	9.125%, 4/1/20[1]	1,432,687
	LGE HoldCo
	VI B.V.
EUR 275,000	7.125%, 5/15/24	324,261
	Numericable-
	SFR SAS
EUR 575,000	5.625%, 5/15/24	635,039
	Virgin Media
	Secured Finance
	PLC
819,000	6.000%, 4/15/21	1,252,774
		6,937,468

Chemicals: 1.1%
	Blue Cube
	Spinco, Inc.
800,000	9.750%, 10/15/23[1]	867,000

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 62.6% (Continued)

Chemicals: 1.1% (Continued)
	Phosagro Bond
	Funding
625,000	4.204%, 2/13/18	$619,922
	Solvay
	Finance S.A.
	5.118%,
EUR 200,000	12/31/49[2]	216,808
		1,703,730

Consumer Products: 1.2%
	Jarden Corp.
1,675,000	7.500%, 5/1/17	1,721,063
	Li & Fung Ltd.
225,000	5.250%, 5/13/20	243,300
		1,964,363

Containers: 1.7%
	Ball Corp.
475,000	4.375%, 12/15/20	483,313
EUR 100,000	4.375%, 12/15/23	112,126
	Crown Americas
	LLC / Crown
	Americas Capital
	Corp. III
750,000	6.250%, 2/1/21	775,312
	Graphic Packaging
	International
500,000	4.750%, 4/15/21	512,500
	Owens-Brockway
	Glass Container, Inc.
250,000	6.375%, 8/15/25[1]	257,344
	Sealed Air Corp.
500,000	6.500%, 12/1/20[1]	553,750
		2,694,345

Diversified Financial Services: 1.7%
	International Lease
	Finance Corp.
2,150,000	8.750%, 3/15/17	2,295,125
	Lock AS
EUR 325,000	5.500%, 8/15/20[2]	356,728
		2,651,853

Diversified Media: 1.0%
	Belo Corp.
1,050,000	7.250%, 9/15/27	1,071,000
	Lamar Media Corp.
500,000	5.375%, 1/15/24	517,500
		1,588,500

Energy: 4.5%
	Delek & Avner
	Tamar Bond Ltd.
1,100,000	3.839%, 12/30/18[1]	1,114,058
	Enterprise Products
	Operating LLC
525,000	3.750%, 2/15/25	481,128
	Gaz Capital S.A.
500,000	6.212%, 11/22/16	514,172
570,000	8.146%, 4/11/18	615,600
	Lukoil International
	Finance B.V.
630,000	3.416%, 4/24/18	615,012
	Petroleos Mexicano
EUR 760,000	3.125%, 11/27/20	797,027
	Plains All-American
	Pipeline LP
525,000	4.650%, 10/15/25	459,168
	Sabine Pass
	Liquefaction LLC
400,000	5.625%, 4/15/23	353,000
	Southern Star
	Central Corp.
2,500,000	5.125%, 7/15/22[1]	2,075,000
		7,024,165

Food & Drug Retail: 2.9%
	CVS Health Corp.
1,000,000	1.900%, 7/20/18	1,000,020
1,225,000	2.800%, 7/20/20	1,231,784
	Walgreens Boots
	Alliance, Inc.
2,373,000	2.700%, 11/18/19	2,370,696
		4,602,500

Food/Beverage/Tobacco: 5.8%
	Agrokor d.d.
EUR 500,000	9.875%, 5/1/19	583,860

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 62.6% (Continued)

Food/Beverage/Tobacco: 5.8% (Continued)
	The Coca Cola Co.
	0.875%,
1,100,000	10/27/17	$1,096,195
975,000	1.875%, 10/27/20	965,676
1,075,000	2.875%, 10/27/25	1,061,141
	Constellation
	Brands, Inc.
500,000	7.250%, 9/1/16	518,125
	Grupo Bimbo
	SAB de CV
600,000	3.875%, 6/27/24	585,217
	Kraft Heinz
	Foods Co.
2,400,000	2.000%, 7/2/18[1]	2,390,114
	Mead Johnson
	Nutrition Co.
700,000	3.000%, 11/15/20	700,575
	Smithfield
	Foods, Inc.
1,043,000	7.750%, 7/1/17	1,116,010
		9,016,913

Healthcare: 4.4%
	DaVita HealthCare
	Partners, Inc.
600,000	5.750%, 8/15/22	620,250
	Endo Finance LLC
750,000	5.750%, 1/15/22[1]	731,250
	Fresenius Medical
	Care II
500,000	4.125%, 10/15/20[1]	507,500
	Molina
	Healthcare, Inc.
175,000	5.375%, 11/15/22[1]	175,438
	MPT Operating
	Partnership LP
EUR 275,000	5.750%, 10/1/20	319,225
EUR 550,000	4.000%, 8/19/22	610,578
	UnitedHealth
	Group, Inc.
790,000	3.350%, 7/15/22	808,753
	Valeant
	Pharmaceuticals
	International, Inc.
1,075,000	5.625%, 12/1/21[1]	994,375
	VPII Escrow Corp.
1,500,000	6.750%, 8/15/18[1]	1,494,000
	WellCare Health
	Plans, Inc.
525,000	5.750%, 11/15/20	542,719
		6,804,088

Homebuilders/Real Estate: 0.8%
	Alstria Office REIT
EUR 100,000	2.250%, 3/24/21	108,509
	HCP, Inc.
450,000	4.000%, 12/1/22	448,589
	MAF Global
	Securities Ltd.
600,000	5.250%, 7/5/19	641,250
		1,198,348

Hotels: 0.4%
	Hilton Worldwide
	Finance LLC
525,000	5.625%, 10/15/21	546,656

Insurance: 1.3%
	ACE INA
	Holdings, Inc.
1,375,000	2.300%, 11/3/20	1,366,042
	Protective Life
	Global Funding
	2.700%,
725,000	11/25/20[1]	725,082
		2,091,124

Leisure: 0.5%
	Activision
	Blizzard, Inc.
750,000	5.625%, 9/15/21[1]	787,500

Metals/Mining: 0.4%
	MMC Finance Ltd.
610,000	6.625%, 10/14/22	622,590

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 62.6% (Continued)

Paper: 0.3%
	Inversiones
	CMPC S.A.
400,000	6.125%, 11/5/19[1]	$428,199

Railroads: 0.4%
	RZD Capital PLC
600,000	5.739%, 4/3/17	611,613

Restaurants: 0.6%
	McDonald’s Corp.
225,000	2.100%, 12/7/18	225,304
750,000	2.750%, 12/9/20	750,341
		975,645

Services: 0.8%
	AECOM
250,000	5.750%, 10/15/22	258,437
	Deutsche
	Raststaetten Gruppe
	IV GmbH
EUR 800,000	6.750%, 12/30/20	928,959
	Team Health, Inc.
100,000	7.250%, 12/15/23[1]	103,750
		1,291,146

Super Retail: 1.4%
	Amazon.com, Inc.
790,000	3.800%, 12/5/24	823,321
	Family Tree
	Escrow LLC
500,000	5.250%, 3/1/20[1]	518,750
	Limited Brands, Inc.
800,000	6.900%, 7/15/17	858,000
		2,200,071

Technology: 2.2%
	Baidu, Inc.
620,000	2.750%, 6/9/19	617,519
	Hewlett Packard
	Enterprise Co.
675,000	2.850%, 10/5/18[1]	675,066
	Visa, Inc.
750,000	2.200%, 12/14/20	749,127
1,350,000	3.150%, 12/14/25	1,353,352
		3,395,064

Telecommunications: 8.5%
	America Movil
	SAB de CV
1,200,000	3.125%, 7/16/22	1,182,596
	Arqiva Broadcast
	Finance PLC
650,000	9.500%, 3/31/20	1,039,887
	Bharti Airtel
	International
	Netherlands B.V.
575,000	5.125%, 3/11/23	596,557
	Bulgarian
	Telecommunication
	Co. EAD
EUR 375,000	6.625%, 11/15/18	413,993
	Crown Castle
	International Corp.
500,000	5.250%, 1/15/23	527,500
	Eileme 2 AB
1,100,000	11.625%, 1/31/20	1,171,500
	Eircom Finance Ltd.
EUR 358,000	9.250%, 5/15/20	419,600
	Koninklijke KPN NV
575,000	6.875%, 3/14/73[2]	877,211
	Orange S.A.
EUR 325,000	4.000%, 10/29/49[2]	349,858
	Play Finance 2 S.A.
EUR 575,000	5.250%, 2/1/19	641,507
	Rogers
	Communications,
	Inc.
1,200,000	3.625%, 12/15/25	1,182,773
	Telesat Canada/
	Telesat LLC
2,400,000	6.000%, 5/15/17[1]	2,424,000
	T-Mobile USA, Inc.
800,000	5.250%, 9/1/18	818,160
400,000	6.464%, 4/28/19	412,928
	Wind Acquisition
	Finance S.A.
EUR 1,075,000	3.951%, 7/15/20[2]	1,163,881
		13,221,951

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 62.6% (Continued)

Transportation Excluding Air/Rail: 1.0%
	DP World Ltd.
600,000	3.250%, 5/18/20	$597,024
	HPHT Finance Ltd.
1,000,000	2.875%, 3/17/20	995,792
		1,592,816

Utilities: 1.8%
	Enel SpA
650,000	7.750%, 9/10/75[2]	1,036,890
	Indiantown
	Cogeneration LP
892,430	9.770%, 12/15/20	1,003,984
	Israel Electric
	Corp. Ltd.
200,000	6.700%, 2/10/17	209,260
450,000	5.625%, 6/21/18	476,136
	Mirant Mid-Atlantic
	Series B Pass
	Through Trust
55,632	9.125%, 6/30/17	55,145
	NSG Holdings
	LLC / NSG
	Holdings, Inc.
89,625	7.750%, 12/15/25[1]	97,243
		2,878,658

TOTAL CORPORATE BONDS
(Cost $98,851,286)		97,807,154

BANK LOANS: 3.1%

Consumer Products: 0.3%
	Match Group, Inc.
	5.500%,
400,000	11/30/22[2]	396,000

Food/Beverage/Tobacco: 0.3%
	Albertson’s LLC
525,000	5.500%, 12/1/22[2]	522,638

Leisure: 0.7%
	Activision
	Blizzard, Inc.
1,146,608	3.250%, 10/13/20[2]	1,146,504

Super Retail: 0.4%
	Dollar Tree, Inc.
650,000	3.500%, 5/26/22[2]	649,191

Technology: 1.4%
	Avago
	Technologies, Inc.
860,318	3.750%, 5/6/21[2]	859,067
	4.000%,
1,250,000	11/11/22[2]	1,239,162
		2,098,229
TOTAL BANK LOANS
(Cost $4,815,739)		4,812,562

COMMERCIAL PAPER: 0.5%

Food/Beverage/Tobacco: 0.5%
	Brakes Capital
550,000	7.125%, 12/15/18	837,166
TOTAL COMMERCIAL PAPER
(Cost $870,225)		837,166

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2015 (Continued)

Principal
Amount†		Value
SHORT-TERM INVESTMENTS: 27.2%
	United States
	Treasury Bills
7,000,000	0.133%, 1/7/16[3]	$6,999,972
5,000,000	0.132%, 1/14/16[3]	4,999,860
5,400,000	0.131%, 1/21/16[3]	5,399,779
15,000,000	0.157%, 1/28/16[3]	14,998,770
10,000,000	0.103%, 2/4/16[3]	9,999,220
		42,397,601

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,396,483)		42,397,601

TOTAL INVESTMENTS
IN SECURITIES: 93.4%
(Cost $146,933,733)		145,854,483
Other Assets in Excess
of Liabilities: 6.6%		10,313,004
TOTAL NET ASSETS: 100.0%		$156,167,487

†	In U.S. Dollars unless otherwise indicated.
EUR – Euro
PIK – Payment-in-kind - represents the security may pay interest in additional par.
REIT – Real Estate Investment Trust
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2015 the value of these securities amounted to $22,615,731 or 14.5% of net assets.

[2]	Variable rate security; rate shown is the rate in effect on December 31, 2015.
[3]	Coupon represents the yield to maturity from the purchase price.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS at December 31, 2015

The Fund had the following forward foreign currency contracts outstanding with the Bank of New York.

			U.S. Dollar		U.S. Dollar
			Value at	Currency	Value at	Unrealized
Settlement	Currency to		December 31,	to be	December 31,	Appreciation
Date	be Delivered		2015	Received	2015	(Depreciation)
3/21/16	EUR	10,000,000	$10,890,482	$10,912,800	$10,912,800	$22,318
3/16/16	GBP	500,000	$737,195	$745,088	$745,088	$7,893
3/21/16	GBP	3,800,000	$5,602,732	$5,692,269	$5,692,269	$89,537
			$17,230,409		$17,350,157	$119,748

GBP – Great Britain Pound

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

(This Page Intentionally Left Blank.)

Muzinich Credit Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015

ASSETS
Investments in securities, at value (Cost $146,933,733) (Note 2)	$145,854,483
Cash	2,079,280
Foreign currency, at value (Cost $2,252,366)	2,231,747
Receivables:
Fund shares sold	1,962,390
Investment securities sold	6,419,895
Interest receivable	1,313,525
Forward foreign currency exchange contracts	119,748
Prepaid expenses	15,553
Total assets	159,996,621

LIABILITIES
Payables:
Fund shares purchased	593,087
Investment securities purchased	3,037,310
Investment advisory fees, net	29,831
Distribution to shareholders	90,239
Fund accounting fees	13,964
Administration fees	14,629
Transfer agent fees	6,712
Chief Compliance Officer fees	1,500
Custody fees	6,685
Trustee fees	2,613
Shareholder service fees – Institutional Class	549
Other accrued expenses	32,015
Total liabilities	3,829,134
NET ASSETS	$156,167,487

COMPONENTS OF NET ASSETS
Paid-in capital	$158,402,359
Accumulated net investment income	132,356
Accumulated net realized loss on investments and foreign currency	(1,382,783)
Net unrealized appreciation (depreciation) on:
Investments	(1,079,250)
Forward foreign currency exchange contracts	119,748
Foreign currency and foreign currency translation	(24,943)
Net assets	$156,167,487

Supra Institutional Class
Net assets	$148,498,474
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	14,464,458
Net asset value, offering and redemption price per share	$10.27

Institutional Class
Net assets	$7,669,013
Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized without par value)	746,865
Net asset value, offering and redemption price per share	$10.27

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

INVESTMENT INCOME
Interest	$3,967,509
Dividend income	10,963
Total investment income	3,978,472

EXPENSES (NOTE 3)
Investment advisory fees	708,394
Administration fees	88,149
Fund accounting fees	83,062
Registration fees	44,083
Transfer agent fees	40,559
Audit fees	21,600
Custody fees	21,332
Miscellaneous expense	14,742
Reports to shareholders	12,434
Trustee fees	10,507
Chief Compliance Officer fees	9,000
Legal fees	8,269
Insurance expense	2,820
Shareholder service fees – Institutional Class	453
Total expenses	1,065,404
Less: fees waived	(354,662)
Net expenses	710,742
Net investment income	3,267,730

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(952,585)
Forward foreign currency exchange contracts	531,652
Foreign currency and foreign currency translation	(208,596)
Swap contracts	(40,822)
Net realized loss	(670,351)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,282,150)
Forward foreign currency exchange contracts	63,247
Foreign currency and foreign currency translation	18,432
Net unrealized depreciation	(1,200,471)
Net realized and unrealized loss	(1,870,822)
Net increase in net assets
resulting from operations	$1,396,908

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,267,730	$813,491
Net realized loss on investments,
foreign currency, forward foreign currency
exchange contracts, foreign currency
translation and swap contracts	(670,351)	(274,509)
Change in unrealized depreciation on
investments, foreign currency, forward
foreign currency exchange contracts and
foreign currency translation	(1,200,471)	(76,592)
Net increase in net assets resulting
from operations	1,396,908	462,390

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Supra Institutional Class	(3,140,515)	(1,035,172)
Institutional Class	(57,138)	(3,427)
From net realized gain
Supra Institutional Class	—	(179,958)
Institutional Class	—	(1,053)
Total distributions to shareholders	(3,197,653)	(1,219,610)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares –
Supra Institutional Class(a)	50,900,855	89,084,389
Net increase in net assets derived from net
change in outstanding shares –
Institutional Class(c)	7,157,829	574,665
Total increase in net assets
from capital share transactions	58,058,684	89,659,054
Total increase in net assets	56,257,939	88,901,834

NET ASSETS
Beginning of year	99,909,548	11,007,714
End of year	$156,167,487	$99,909,548
Accumulated net investment income (loss)	$132,356	$(56,501)

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Value	Shares	Value
Shares sold	6,015,276	$62,644,649	8,780,823	$91,914,453
Shares issued in
reinvestment of
distributions	255,949	2,646,633	85,804	893,491
Shares redeemed(b)	(1,380,327)	(14,390,427)	(355,010)	(3,723,555)
Net increase	4,890,898	$50,900,855	8,811,617	$89,084,389

(b)	Net of redemption fees of $2,260 and $246, respectively.
(c)	Summary of capital share transactions for Institutional Class shares are as follows:

	Year Ended		Period Ended
	December 31, 2015		December 31, 2014*
	Shares	Value	Shares	Value
Shares sold	697,550	$7,216,858	54,587	$570,234
Shares issued in
reinvestment of
distributions	5,551	57,139	432	4,480
Shares redeemed(d)	(11,250)	(116,168)	(5)	(49)
Net increase	691,851	$7,157,829	55,014	$574,665

(d)	Net of redemption fees of $0 and $1, respectively.
*	Institutional Class commenced operations on October 15, 2014.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Supra Institutional Class	2015	2014	2013*
Net asset value,
beginning of year/period	$10.38	$10.37	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.29	0.26	0.43
Net realized and unrealized
gain (loss) on investments	(0.14)	0.08	0.37
Total from investment operations	0.15	0.34	0.80
Redemption fees proceeds	0.00 #	0.00 #	—

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.31)	(0.31)
From net realized gain	—	(0.02)	(0.12)
Total distributions	(0.26)	(0.33)	(0.43)
Net asset value,
end of year/period	$10.27	$10.38	$10.37
Total return	1.48%	3.17%	8.19	%^

SUPPLEMENTAL DATA:
Net assets,
end of year/period (millions)	$148.5	$99.3	$11.0
Portfolio turnover rate	473%	598%	573	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.90%	1.35%	2.46	%+
After fees waived and
expenses absorbed	0.60%	0.60%	0.60	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.47%	1.75%	2.38	%+
After fees waived and
expenses absorbed	2.77%	2.50%	4.24	%+

*	Fund commenced operations on January 3, 2013.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	December 31,	December 31,
Institutional Class	2015	2014*
Net asset value, beginning of year/period	$10.38	$10.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.27	0.04
Net realized and unrealized loss on investments	(0.12)	(0.03)
Total from investment operations	0.15	0.01
Redemption fees proceeds	0.00	0.00	#

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.06)
From net realized gain	—	(0.02)
Total distributions	(0.26)	(0.08)
Net asset value, end of year/period	$10.27	$10.38
Total return	1.41%	0.12	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$7.7	$0.6
Portfolio turnover rate	473%	598	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.97%	1.15	%+
After fees waived and expenses absorbed	0.67%	0.70	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.33%	1.27	%+
After fees waived and expenses absorbed	2.63%	1.72	%+

*	Institutional Class commenced operations on October 15, 2014.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Fund commenced operations on January 3, 2013.

The Fund offers three classes of shares: Class A shares, Institutional Shares, and Supra Institutional Shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments, are allocated to each class of shares based on its relative net assets. Currently, only Institutional Shares and Supra Institutional Shares are being offered.

The investment objective of the Fund is primarily to provide a high level of income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by an independent pricing service. The independent

Muzinich Credit Opportunities Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward foreign currency exchange contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements, such as credit default swaps, total return swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service. The independent pricing service includes observable market data inputs in an evaluated valuation methodology.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and derivative positions as of December 31, 2015. See the Schedule of Investments for the industry breakout.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$97,807,154	$—	$97,807,154
Bank Loans	—	4,812,562	—	4,812,562
Commercial Paper	—	837,166	—	837,166
Short-Term
Investments	—	42,397,601	—	42,397,601

Total Investments
in Securities	$—	$145,854,483	$—	$145,854,483
Forward Foreign
Currency
Exchange
Contracts	$—	$119,748	$—	$119,748

The Fund had no transfers into or out of Level 1 during the year ended December 31, 2015.

Transfers into Level 3	$—
Transfers out of Level 3	(55,145)
Net Transfers in and/or out of Level 3	$(55,145)
Transfers into Level 2	$55,145
Transfers out of Level 2	—
Net Transfers in and/or out of Level 2	$55,145

The following is a reconciliation of the Fund’s Level 3 assets:

Investments
in Securities
at Fair Value
Balance as of December 31, 2014	$80,730
Accrued discounts/premiums	(1,415)
Realized gain (loss)	(889)
Change in unrealized appreciation (depreciation)	(3,815)
Purchases	—
Sales	(19,466)
Transfer in and/or out of Level 3	(55,145)
Balance as of December 31, 2015	$ (—)
Change in unrealized appreciation (depreciation)
for Level 3 investments held at December 31, 2015:	$ (—)

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of period. As of December 31, 2015, one Corporate

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

Bond was transferred out of Level 3 and into Level 2 as a result of a price being provided by the Fund’s independent pricing source.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses forward contracts and swap contracts (types of derivatives), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Fund may use derivatives in various ways. The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The Fund’s average notional value of forward foreign currency contracts outstanding during the year ended December 31, 2015 was $6,231,750. The Fund’s average notional value of swap contracts outstanding during the year ended December 31, 2015 was $4,577,000.

The average notional amount is calculated by the dollar value of open contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount for forward contracts is calculated based on the currency being sold converted to U.S. dollars at each of the time periods noted above.  The notional amount for swap contracts is the principal value. The table below shows the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 3015:

	Asset Derivatives		Liability Derivatives
	as of December 31, 2015		as of December 31, 2015
	Balance		Balance
	Sheet		Sheet
Instrument	Location	Fair Value	Location	Fair Value
Forward	Unrealized
Contracts	Appreciation
on Forward
Foreign
Currency
Exchange
	Contracts	$119,748	None	$—
		$119,748		$—

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Change in
Unrealized
	Location of	Realized Gain	Appreciation
	Gain (Loss)	(Loss) on	(Depreciation)
	on Derivatives	Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instrument	in Income	in Income	in Income
Credit – Swap	Net realized and
Contracts	unrealized gain (loss)
	on swap contracts	$(40,822)	$ —

Forward	Net realized and
Foreign	unrealized gain
Currency	on forward
Exchange	foreign currency
Contracts	exchange contracts	531,652	63,247

B.
Swap Contracts.  A swap, which may be a customized and privately negotiated agreement or a standardized and exchange-traded contract, obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Examples of such swaps may include, but are not limited to, currency swaps, interest rate swaps, total return swaps, and credit default swaps. Payments received by the Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

C.	Forward Foreign Currency Exchange Contracts. During the year ended December 31, 2015, the Fund entered into transactions to purchase or

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates. When entering into a forward foreign currency exchange contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

D.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation (depreciation) on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation (depreciation) on investments and foreign currency and Net realized gain (loss) on investments and foreign currency.

E.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

year. As of December 31, 2015, the Fund did not have any post-October or late year losses.

At December 31, 2015, the Fund had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
Short-Term	Long-Term
$1,285,166	$29,089

As of December 31, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex- dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders.  Distributions to shareholders from net investment income for the Fund normally are declared and paid on a quarterly basis.  Distributions are recorded on the ex-dividend date.

Distributions to shareholders from net realized gains for the Fund normally are declared and paid on an annual basis.

H.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Muzinich Credit Opportunities Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

I.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

J.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value. The Fund intends to invest no more than 15% of its net assets in illiquid securities.

L.
Offsetting Agreements.  The Fund is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of December 31, 2015:

Muzinich Credit Opportunities Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

		Gross	Net Amounts
		Amounts	Presented
		Offset in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Description	Amounts	Liabilities	Net Amounts	Instruments	(Received)	Amount
Assets
Forward
foreign
currency
contracts	$119,748	$—	$119,748	$—	$—	$119,748
Liabilities
Forward
foreign
currency
contracts	—	—	—	—	—	—
Total	$119,748	$—	$119,748	$—	$—	$119,748

M.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

N.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to the tax treatment of foreign currency, forward foreign currency exchange contracts and interest on swap contracts. For the year ended December 31, 2015, the following adjustments were made.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/Loss	Gain/(Loss)	Capital
$118,780	$(118,780)	$—

O.
Recent Accounting Pronouncement.  In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended December 31, 2015, is disclosed in the Statement of Operations.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Class A Shares, Institutional Shares, and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Fund’s average daily net assets. The amount of fees and expenses waived and reimbursed by Advisor during the year ended December 31, 2015 are disclosed in the Statement of Operations. Currently, only Supra Institutional Shares and Institutional Shares are being offered.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2015, the remaining cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Fund that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Expiration	Amount
December 31, 2016	$174,316
December 31, 2017	245,431
December 31, 2018	354,662
Total	$774,409

The Fund must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the year ended December 31, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

The Trust has adopted a Shareholder Servicing Plan on behalf of both the Class A and Institutional Shares. Under the Shareholder Servicing Plan, each Class is authorized to pay the Advisor an annual shareholder servicing fee of up to 0.10% of each Class’s average daily net assets. The Advisor uses this fee to finance certain activities related to servicing and maintaining shareholder accounts. For the year ended December 31, 2015, the shareholder servicing fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AD SALES OF SECURITIES

For the year ended December 31, 2015, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $487,280,812 and $443,486,437, respectively.

For the year ended December 31, 2015, the cost of purchases and proceeds from the sales of long-term U.S. Government obligations included in the paragraph above, were $181,554,359 and $182,753,081, respectively.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2015, and the year ended December 31, 2014, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$3,197,653	$1,219,610
	$3,197,653	$1,219,610

Distribution classifications may differ from the Statement of Changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Muzinich Credit Opportunities Fund
NOTES TO FINANCIAL STATEMENTS December 31, 2015 (Continued)

The cost basis of investments for federal income tax purposes at December 31, 2015 was as follows:

Cost of investments	$147,002,261
Gross tax unrealized appreciation	356,443
Gross tax unrealized depreciation	(1,504,221)
Net tax unrealized depreciation	(1,147,778)
Undistributed ordinary income	252,104
Undistributed long term capital gain	—
Total distributable earnings	252,104
Other accumulated loss	(1,339,198)
Total accumulated earnings	$(2,234,872)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of foreign currency contracts, capital loss carryovers, and wash sales.

Muzinich Credit Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of Muzinich Credit Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Muzinich Credit Opportunities Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 3, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muzinich Credit Opportunity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 3, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2016

Muzinich Credit Opportunities Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are

Muzinich Credit Opportunities Fund
EXPENSE EXAMPLE For the Period Ended December 31, 2015 (Unaudited) (Continued)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/15 –
	7/1/15	12/31/15	12/31/15*
Supra Institutional
Actual	$1,000.00	$1,002.30	$3.03

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,022.18	$3.06

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/15 –
	7/1/15	12/31/15	12/31/15**
Institutional
Actual	$1,000.00	$1,002.10	$3.33

Hypothetical (5% annual
return before expenses)	$1,000.00	$1,021.88	$3.36

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.60% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the half year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.66% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the half year period).

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17 and 18, 2015, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for the Muzinich Credit Opportunities Fund (the “Fund”).  At this meeting and at a prior meeting held on May 28 and 29, 2015, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board noted that the Fund outperformed its peer group median for the one-year period ended March 31, 2015.  The Board also considered the underperformance of the Fund against broad-based securities market benchmarks for the one-year period ended December 31, 2014.  The Board noted that the Fund outperformed the Advisor’s similarly managed strategy for the Fund for the one-year period and underperformed for the since inception period ended December 31, 2014.  In considering the performance of the Fund, the Board considered that the Fund has less than three years of operations.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%, 0.70% and 0.60% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was equal to its peer group median and slightly higher than its peer group average, and the net expense ratio was lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.	Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, noting that the Advisor was not currently projecting to be achieving an overall net profit from the Advisory Agreement with the Fund, and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits to be received in exchange for shareholder servicing fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.
(international consumer
products conglomerate).

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and Chief		Funds,
2020 E. Financial Way		2011.	Financial Officer (and		Direxion ETF
Suite 100			other positions), U.S.		Trust and
Glendora, CA 91741			Bancorp Fund Services,		Direxion
			LLC 1997-2013.		Variable Trust.

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds;
2020 E. Financial Way			Company Administration,		Trustee, AMG
Suite 100			LLC (mutual		Funds, Aston
Glendora, CA 91741			fund administrator).		Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1975)		Term;	President (and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	other positions),
Fund Services, LLC		April	U.S. Bancorp Fund
615 East Michigan St.		2013.	Services, LLC,
Milwaukee, WI 53202			since April 2005

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	and Compliance
Fund Services, LLC	Officer	July 2011.	Officer (and
615 East Michigan St.	Anti-	Indefinite	other positions),
Milwaukee, WI 53202	Money	Term;	U.S. Bancorp Fund
	Laun-	Since	Services, LLC
	dering	July 2011.	since August 2004.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Muzinich Credit Opportunities Fund

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

Dividends received deduction for the fiscal year ended December 31, 2015 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Fund’s web site at www.muzinichusfunds.com. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

Muzinich Credit Opportunities Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at  www.muzinichusfunds.com.

Muzinich Credit Opportunities Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York  10022

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
1-855-689-4642

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Muzinich Credit Opportunities Fund – Supra Institutional Class
Symbol – MZCSX
CUSIP – 74316J532

Muzinich Credit Opportunities Fund – Institutional Class
Symbol – MZCIX
CUSIP – 74316J540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund
	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$19,000	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Muzinich Credit Opportunities Fund
Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
   Elaine E. Richards, President, Principal Executive Officer

Date     March 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Elaine E. Richards
                                                      Elaine E. Richards, President, Principal Executive Officer

Date     March 1, 2016
By (Signature and Title)*  /s/ Eric C. VanAndel
       Eric C. VanAndel, Treasurer, Principal Financial Officer

Date     February 29, 2016

* Print the name and title of each signing officer under his or her signature.